Manpower Inc. 2006 2 nd Quarter Results Now Next July 19, 2006 Exhibit 99.2

Manpower Inc. 2006 2
nd
Quarter Results
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2005, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Manpower Inc. 2006 2
nd
Quarter Results
Consolidated Financial Highlights
Operating Profit
$139M
OP Margin
3.1%
29% CC
Revenue
$4.4B
Gross Margin
18.4%
EPS
$ .91
10%
10% CC
15 bps
40 bps
30%
27%
27% CC
Q2 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency
(CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.

Manpower Inc. 2006 2
nd
Quarter Results
18.39%
18.24%
16%
17%
18%
19%
Q2 2005 Temporary
Recruitment
Permanent
Recruitment
Mix - Right Q2 2006
- 0.31%
+ 0.27%
+ 0.19%
Consolidated Gross Profit Margin Change

Manpower Inc. 2006 2
nd
Quarter Results
United States Segment
Q2 Financial Highlights
6%
OUP Margin
4.2%
70 bps
Revenue
$535M
OUP
$22M
25%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

6 Manpower Inc. 2006 2 nd Quarter Results contemporary working France Segment Q2 Financial Highlights OUP Margin 3.2% Revenue $1.5B OUP $50M 10% 10% CC 20 bps 18% 18% CC

7 Manpower Inc. 2006 2 nd Quarter Results EMEA Segment contemporary working Q2 Financial Highlights OUP Margin 3.2% Revenue $1.6B OUP $52M 11% 12% CC 60 bps 36% 35% CC

Manpower Inc. 2006 2
nd
Quarter Results
16%
13%
-11%
11%
25%
25%
-9%
11%
14%
15%
9%
26%
22%
9%
21%
26%
Other
Holland
Spain
Germany
Elan
UK - Manpower
Nordics
Italy
EMEA – Q2 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
18%
18%
14%
12%
7%
7%
7%
17%

9 Manpower Inc. 2006 2 nd Quarter Results Jefferson Wells Segment contemporary working Q2 Financial Highlights OUP Margin 10.2% Revenue $99M OUP $10M 20 bps 6% 8%

10 Manpower Inc. 2006 2 nd Quarter Results Right Management Segment contemporary working Q2 Financial Highlights OUP Margin 10.6% Revenue $104M OUP $11M 4% 4% CC 200 bps 19% 18% CC

11 Manpower Inc. 2006 2 nd Quarter Results Other Operations Segment contemporary working Q2 Financial Highlights OUP Margin 2.6% Revenue $577M OUP $15M 11% 14% CC 10 bps 13% 18% CC

Manpower Inc. 2006 2
nd
Quarter Results
31%
27%
28%
29%
1%
6%
-1%
-3%
Other
Mexico
Australia/NZ
Japan
Other Operations – Q2 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
37%
15%
15%
33%

13 Manpower Inc. 2006 2 nd Quarter Results Financial Highlights

Manpower Inc. 2006 2
nd
Quarter Results
39%
29%
26%
32%
0%
10%
20%
30%
40%
2003 2004 2005 Q2 2006
416
370
280 280
842
902
735
1,048
0
200
400
600
800
1,000
1,200
2003 2004 2005 Q2 2006
Total Debt
Net Debt
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization

Manpower Inc. 2006 2
nd
Quarter Results
* 1,970,300 shares in 2006 and 5,000,000 shares in 2005
Proceeds from Sale of Business
Cash Flow Summary – First Half
2006 2005
Cash from Operations 136 99
Capital Expenditures (35) (36)
Free Cash Flow 101 63
Share Repurchases * (119) (204)
Change in Debt 251 (32)
Other
8 (4)
Change in Cash
313 (169)
($ in millions)
30 -
Proceeds from Stock Option
and Purchase Plans
42 8

Manpower Inc. 2006 2
nd
Quarter Results
Up 14-16%
Third Quarter Outlook
Revenue
U.S.
Up 1-3%
France
Up 11-13% (Up 8-10% CC)
EMEA
(Up 11-13% CC)
Jefferson Wells
Right
Down 1-3%
(Down 3-5% CC)
Other
Up 12-14% (Up 14-16% CC)
Total
Up 10-12% (Up 8-10% CC)
Gross Profit Margin
18.2 - 18.4%
Operating Profit Margin
3.2 - 3.4%
Tax Rate
36.5%
EPS
$1.00 - $1.04
(Pos. $.02 Currency)
Down 6-8%

2006 2 nd Quarter Results Questions? Answers July 19, 2006

2006 2 nd Quarter Results Appendix July 19, 2006

Manpower Inc. 2006 2
nd
Quarter Results
Revenue:
France 1,241    1,238   0% 9%
EMEA 1,433    1,343   7% 16%
OUP:
France 30         28        7% 17%
EMEA 22         14        59% 74%
France and EMEA Restatement - 2006
($ in millions)
2006 2005
Var CC Var
Q1 Restated

Manpower Inc. 2006 2
nd
Quarter Results
Revenue:
France 1,238    1,131    9% 4% 1,397    1,273    10% 5%
EMEA 1,343    1,146    17% 12% 1,430    1,208    18% 14%
OUP:
France 28         29         -2% -7% 42         39         7% 3%
EMEA 14         14         4% -1% 38         26         45% 40%
Revenue:
France 2,635    2,404    10% 5%
EMEA 2,773    2,354    18% 13%
OUP:
France 70         68         3% -1%
EMEA 52         40         31% 26%
France and EMEA Restatement - 2005
($ in millions)
2005 2004
Var CC Var
Q1 Restated
2005 2004
Var CC Var
Q2 Restated
YTD Restated

Manpower Inc. 2006 2
nd
Quarter Results
Revenue:
France 1,479    1,395    6% 6% 1,362    1,401    -3% 6%
EMEA 1,401    1,312    7% 7% 1,487    1,445    3% 12%
OUP:
France 51         56         -9% -8% 48         55         -14% -6%
EMEA 46         34         35% 36% 54         41         30% 42%
Revenue:
France 4,114    3,799    8% 5% 5,476    5,200    5% 6%
EMEA 4,174    3,666    14% 11% 5,661    5,111    11% 11%
OUP:
France 121       124       -2% -5% 169       179       -6% -5%
EMEA 98         74         33% 30% 152       115       32% 35%
France and EMEA Restatement - 2005
($ in millions)
2005 2004
Var CC Var
Q3 Restated
2005 2004
Var CC Var
Q4 Restated
YTD Restated YTD Restated